Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,097,150
Unrealized Gain (Loss) on Market Value of Futures	(13,305,836)
Unrealized Gain (Loss) on Foreign Currency Translations	(96)
Interest Income	31,237
ETF Transaction Fees	1,750
Total Income (Loss)	$(5,175,795)

Expenses
Management Fees	$356,189
Legal Fees	46,024
Brokerage Commissions	30,070
Tax Reporting Fees	17,614
Non-interested Directors' Fees and Expenses	4,028
Prepaid Insurance Expense	2,131
Total Expenses	$456,056
Net Income (Loss)	$(5,631,851)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/12	$450,060,310
Additions (350,000 Units)	21,810,953
Net Income (Loss)	(5,631,851)

Net Asset Value End of Month	$466,239,412
Net Asset Value Per Unit (7,600,000 Units)	$61.35

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2012

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$207,025
Interest Income	146
Total Income (Loss)	$207,171

Expenses
Management Fees	$1,374
Non-interested Directors' Fees and Expenses	23
Prepaid Insurance Expense	14
Other Expenses	9,818
Total Expenses	11,229
Expense Waiver	(9,846)
Net Expenses	$1,383
Net Income (Loss)	$205,788

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/12	$2,424,513
Net Income (Loss)	205,788

Net Asset Value End of Month	$2,630,301
Net Asset Value Per Unit (100,000 Units)	$26.30

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended September 30, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(33,112)
Realized Trading Gain (Loss) on Foreign Currency Transactions	248
Unrealized Gain (Loss) on Market Value of Futures	(43,991)
Unrealized Gain (Loss) on Foreign Currency Translations	(205)
Interest Income	194
Total Income (Loss)	$(76,866)

Expenses
Management Fees	$1,821
Brokerage Commissions	243
Non-interested Directors' Fees and Expenses	24
Other Expenses	9,791
Total Expenses	11,879
Expense Waiver	(9,780)
Net Expenses	$2,099
Net Income (Loss)	$(78,965)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/12	$2,816,712
Net Income (Loss)	(78,965)

Net Asset Value End of Month	$2,737,747
Net Asset Value Per Unit (100,000 Units)	$27.38

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended September 30, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$57,412
Unrealized Gain (Loss) on Market Value of Futures	172,710
Unrealized Gain (Loss) on Foreign Currency Translations	(1)
Interest Income	185
Total Income (Loss)	$230,306

Expenses
Management Fees	$1,549
Brokerage Commissions	62
Non-interested Directors' Fees and Expenses	24
Other Expenses	9,791
Total Expenses	11,426
Expense Waiver	(9,790)
Net Expenses	$1,636
Net Income (Loss)	$228,670

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/12	$2,537,858
Net Income (Loss)	228,670

Net Asset Value End of Month	$2,766,528
Net Asset Value Per Unit (100,000 Units)	$27.67

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

Exhibit 99.1

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2012

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$8,121,450
Realized Trading Gain (Loss) on Foreign Currency Transactions	248
Unrealized Gain (Loss) on Market Value of Futures	(12,970,092)
Unrealized Gain (Loss) on Foreign Currency Translations	(302)
Interest Income	31,762
ETF Transaction Fees	1,750
Total Income (Loss)	$(4,815,184)

Expenses
Management Fees	$360,933
Legal Fees	46,024
Brokerage Commissions	30,375
Tax Reporting Fees	17,614
Non-interested Directors' Fees and Expenses	4,099
Prepaid Insurance Expense	2,145
Other Expenses	29,400
Total Expenses	490,590
Expense Waiver	(29,416)
Net Expenses	$461,174
Net Income (Loss)	$(5,276,358)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/12	$457,839,393
Additions (350,000 Units)	21,810,953
Net Income (Loss)	(5,276,358)

Net Asset Value End of Month	$474,373,988

To the Unitholders of United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2012 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612